UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                             MAY 1, 1997
        (Date of Report [Date of earliest event reported]:)

                FIRST OF AMERICA BANK-MICHIGAN, N.A.
         (Exact name of registrant as specified in charter)
                As Servicer and Co-Originator of the
             First of America Credit Card Master Trust

                           UNITED STATES
   (State or other jurisdiction of incorporation or organization)

                           NOT APPLICABLE
                       (Commission File No.)

                             38-0861745
                (I.R.S. Employer Identification No.)

                      108 EAST MICHIGAN AVENUE
                        KALAMAZOO, MICHIGAN
              (Address of principal executive offices)

                               49007
                             (Zip Code)

                           (616) 376-9000
        (Registrant's telephone number, including area code)

                           NOT APPLICABLE
        (Former name, former address and former fiscal year,
                   if changed since last report.)

  Item 2.   Acquisition or Disposition of Assets

            On May 1, 1997, First of America Bank-Illinois, N.A. (the "Participating Seller") conveyed (the "Addition") to First of America Credit Card Master Trust (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Participating Seller. The Addition was made pursuant to Assignment No. 1 of Receivables in Additional Accounts, dated as May 1, 1997, under
            Section 2.08(b) "Permitted Additions" of the
            Pooling and Servicing Agreement in respect of
            the Trust, dated as of June 1, 1995, among First of America Bank-Michigan, N.A., as Seller and Servicer, First of America Bank-Illinois, N.A.,
            as Seller, and The Bank of New York, as Trustee. The principal amount of the Receivables in the Additional Accounts on May 1, 1997 was $149,657,322.33



                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the First of America Credit Card Master
  Trust by the undersigned thereunto duly authorized.

                      FIRST OF AMERICA BANK-MICHIGAN, N.A.
                      Servicer and Co-Originator of the
                      First of America Credit Card Master Trust


                 By:  FIRST OF AMERICA BANK CORPORATION
                      (Authorized Agent)



  Dated:  May 12, 1997          By:       /S/ KEVIN T. THOMPSON
                                Name:     Kevin T. Thompson
                                Title:    Senior Vice President
                                          and Controller